New Jersey Resources







FOCUSED

ON THE ENERGY FUTURE

Fourth-Quarter and Fiscal Year 2018 Update

November 20, 2018

Forward-Looking Statements

FOCUSED

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2018, forecasted contribution of business segments to fiscal 2018 NFE, future NJNG customer growth, future NJR capital expenditures, infrastructure investments and solar sale leaseback transactions, CEV's ITC-eligible projects and demand for commercial and residential solar, SREC prices, electricity sales, future base rate cases, earnings and dividend growth, the impact of tax reform on NJR, the ability to close and successfully implement the Adelphia Gateway acquisition, constructing the SRL and PennEast Pipeline projects, and sell our wind assets.

The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments, pipeline transportation systems and NJNG and Midstream infrastructure projects, including NJ RISE, SRL, PennEast and Adelphia Gateway in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations, including our planned Adelphia Gateway acquisition; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's BGSS incentive programs, our Energy Services segment operations and on our risk management efforts; the ability to comply with current and future regulatory requirements; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; the regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITCs due to delays or failures to complete planned solar projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, natural gas cost prudence reviews and other matters; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; risks related to cyberattack or failure of information technology systems; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and postemployment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; weather and economic conditions; changes to tax laws and regulations; any potential need to record a valuation allowance for our deferred tax assets; the ability to comply with debt covenants; demographic changes in NJR's service territory and their effect on NJR's customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership. The aforementioned factors are detailed in the "Risk Factors" sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 20, 2018, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

.

Non-GAAP Financial Measures

FOCUSED

This presentation includes the non-GAAP measures, NFE and utility gross margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expense are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2019 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Fiscal 2018 Highlights

FOCUSED

Financial Results

- Net Financial Earnings (NFE) per share of $2.74[1] compared with $1.73 last year, an increase of 58 percent
- Exceeded guidance of $2.60 - $2.70 per share

Customer Growth

- Strong customer growth at New Jersey Natural Gas (NJNG), exceeding customer growth estimate
- Expect 1.8 percent annual new customer growth through 2021

Infrastructure Highlights

- Infrastructure programs progress – replaced 60 miles of unprotected bare steel under SAFE II program
- Placed three commercial solar projects in service – 231.3 megawatts (MW) of total installed capacity
- Sold Two-Dot wind farm for $18.5 million

Attractive Dividend and Return

- Annual dividend rate per share increased 7.3 percent
- 23rd consecutive year of dividend growth
- One, five and ten year total returns of 12.3 percent, 19.4 percent and 13.5 percent, respectively[2]

1. *A reconciliation from NFE to net income is set forth in the Appendix on Slide 20. $2.74 contains $.68 per share due to the effect of tax reform*
2. *Assumes dividend reinvested*

NFE Growth Rate of 6 – 8 Percent Annually

FOCUSED

NFE Per Share



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.61
$1.73
$2.74
$1.95 - $2.05
7.5% CAGR**
Appropriate comparison for FY 2019 is FY 2017
2016A
2017A
2018A*
2019E

- *Includes out-performance of Energy Services and tax reform vs. expectations*

*** CAGR based on midpoint of fiscal 2019 guidance*

Guidance Range for Fiscal 2019E of $1.95 - $2.05

FOCUSED



Projected Sources of NFE for Fiscal 2019
Midstream 5-15%
NJR Energy Services 5-15%
NJR Home Services/ Other 0-2%
New Jersey Natural Gas 45-50%
NJR Clean Energy Ventures 25-35%
Projected Sources of NFE for Fiscal 2020 and Beyond
New Jersey Natural Gas 50-60%
NJR Clean Energy Ventures 10-20%
Midstream 10-25%
NJR Energy Services 5-15%
NJR Home Services/ Other 0-2%

NFE contribution by Clean Energy Ventures (CEV) returns to a normalized range in fiscal 2020 and beyond

Dividend Growth Rate of 6 – 8 Percent Annually

FOCUSED

Dividends Per Share


$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dividend Per Share
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Payout Ratio
$0.96
$1.02
$1.09
$1.17
6.8% CAGR
2016
2017
2018**
2019
Fiscal Year
Ind. Div Rate
Payout *

** 2019 payout based on midpoint of fiscal 2019 guidance*
*** Includes out-performance of Energy Services and tax reform vs. expectations, lowering payout*

Strong NJNG Customer Growth

FOCUSED

Recent Developments

- Increased long-term customer growth estimate to 28,000 – 30,000 from 27,000 – 29,000

Fiscal 2018

- **9,596** new customers added
  - 6,237 new construction
  - 3,359 conversions

New Customer Additions Forecast


65%
35%
New Construction
Conversions

New Customer Additions


12,000
10,000
8,000
6,000
4,000
2,000
0
Customers
9,126
9,596
9,667
FY2017A
FYTD 2018A
FY2019E-2021E
New Construction
Conversions

Annual New Customer Growth Rate of 1.8 Percent

Southern Reliability Link (SRL)

FOCUSED

Current Status

- Construction beginning in fiscal 1Q 2019
- Received an easement from Joint Base McGuire-Dix-Lakehurst in June 2018
- Approvals received from:
  - New Jersey Pinelands Commission
  - New Jersey Department of Environmental Protection
  - New Jersey Board of Public Utilities



Tetco
SRL
NJNG Transmission
Transco

Project Description and Significance

- 30-mile pipeline designed to improve system integrity and reliability
- Reduces reliance on TETCO; diversifies supply

Jan. 2017 — BPU Approval ✔

Mar. 2017 — Permit Issued by NJDEP ✔

Sept. 2017 — NJ Pinelands Comm. Approval ✔

June 2018 — Joint Base Approval ✔

Fiscal 1Q19: — Construction to Begin

2019 — SRL In Service

Adelphia Gateway Project Update

FOCUSED

Project Overview

- Converts existing oil pipeline to natural gas
- Leverages existing infrastructure, brownfield locations and rights of way
- Provides new natural gas supply to constrained markets through increased delivery connections
- Successful open season completed



Northampton
Lehigh
Berks
Montgomery
Bucks
Chester
Delaware
Philadelphia
Camden

Fiscal 2Q18: FERC filing for Certificate of Public Convenience and Necessity ✔

Fiscal 3Q18: FERC announced Environmental Assessment ✔

Fiscal 4Q18: Received notice of schedule for Environmental Review from FERC ✔

Fiscal 2019: Receipt of necessary regulatory approvals

Fiscal 2019: Project in service

Energy Services

FOCUSED

- Consistent contributor to NFE
- Energy Services NFE contribution per year expected to return to normalized level of approximately 5 – 15 percent
  - Opportunity for additional earnings due to market volatility
  - Our long-call option strategy protects against down-side earnings risk
- Over the last three years, market volatility has resulted in additional NFE contributions



$90
$60
$30
$0
$MM
$21.9
$18.6
$60.4
$17.7
2016
2017
2018
2019E*
NFE
Estimated NFE

Based on midpoint of guidance

Solar – Recent Developments

- Three commercial solar projects were placed into service
  - Located in Raritan, South Brunswick, and Old Bridge, NJ
  - Total of 33.7 megawatts (MW) of capacity
- Six projects expected to be placed into service in fiscal 2019, totaling over 50 MW of capacity
- The Sunlight Advantage® added over 900 new customers in fiscal 2018, now serving about 7,300 customers



Total MW in Service


Megawatts
250.0
200.0
150.0
100.0
50.0
0.0
149.7
189.1
231.3
290.0
2016
2017
2018
2019E
Fiscal Year

SREC Hedging Strategy Stabilizes Revenue

FOCUSED



350
300
250
200
150
100
50
0
Thousands of SRECs
277
305
305
254
275
177
EY19
EY20
EY21
Hedged
Unhedged Operational and Under Construction

Pct. Hedged:	**91%**	**90%**	**58%**
Average Price:	**$192**	**$192**	**$192**
Current Price (EY):	**$223**	**$217**	**$184**

As of October 22, 2018; Source: InterContinental Exchange

Changes in Net Financial Earnings – Fiscal 2018

FOCUSED

Twelve Months Ended September 30, 2018



$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Millions
$149.4
-$2.9
Increased O&M expenses
$11.5
Tax reform benefit
$51.0
Tax reform benefit
$41.8
Increased market opportunities
-$10.3
$240.5
September 30, 2017
NJNG
Midstream
CEV
Energy Services
HS/Other
September 30, 2018

NJR Capital Plan

FOCUSED

($MM)	2018A	2019E	2020E	2021E	2019E-2021E Total
New Customer	$44.0	$42.0	$47.3	$51.4	$140.7
Maintenance	76.8	68.6	72.3	60.7	$201.6
Cost of Removal/Other	46.5	140.3	127.5	120.7	$388.5
SAFE II	45.7	38.1	42.6	46.5	$127.2
NJ RISE	22.5	31.7	24.5	24.0	$80.2
SRL	5.8	154.5	29.0	0.0	$183.5
Total NJNG	**$241.3**	**$475.2**	**$343.2**	**$303.3**	**$1,121.7**
PennEast	$16.2	$14.1	$186.0	$30.0	$230.1
Adelphia Gateway	16.7	308.0	25.4	0.0	333.4
Total Midstream	**$32.9**	**$322.1**	**$211.4**	**$30.0**	**$563.5**
Residential Solar	$26.7	$30.1	$30.4	$30.7	$91.2
Commercial Solar	93.4	104.3	74.0	75.7	$254.0
Total NJRCEV	**$120.1**	**$134.4**	**$104.4**	**$106.4**	**$345.2**
GRAND TOTAL	**$394.3**	**$931.7**	**$659.0**	**$439.7**	**$2,030.4**

NJR Sources and Uses of Capital

FOCUSED



2018A
2019E
2020E
2021E
Millions
$1,000
$800
$600
$400
$200
$0
Sources
Uses
Sources
Uses
Sources
Uses
Sources
Uses
LT Debt/Asset Sales
Equity
CFFO
Capex
Dividends

Capital Plan Supports Infrastructure Investments, While Maintaining Strong Balance Sheet

What is Ahead for Fiscal 2019?

FOCUSED

New Jersey Resources

- Guidance of $1.95 - $2.05 per share

New Jersey Natural Gas

- Rate case (required November 2019) and infrastructure filings
- SRL in-service in 2019
- 9,600 new customers expected

Midstream

- Adelphia Gateway expected to be in-service in 2019
- Continued progress on PennEast

Clean Energy Ventures

- Expect to place six commercial solar projects into service with total capacity of over 50 MW
- Expect to close the sale of remaining assets in the wind portfolio







New Jersey Resources

FOCUSED

ON THE ENERGY FUTURE

Fourth-Quarter and Fiscal Year 2018 Update

November 20, 2018







New Jersey Resources

FOCUSED

ON THE ENERGY FUTURE

Appendix

Fiscal 2018 Fourth Quarter and Year-to-Date NFE

FOCUSED

Net Financial Earnings Company	Three Months Ended September 30,			Twelve Months Ended September 30,		
	2018	2017	Variance	2018	2017	Variance
New Jersey Natural Gas	($12.9)	($9.6)	($3.3)	$84.0	$86.9	($2.9)
NJR Midstream	2.1	2.6	(0.5)	24.4	12.9	11.5
Subtotal	(10.9)	(7.0)	(3.9)	108.4	99.8	8.6
NJR Clean Energy Ventures	(4.6)	(7.0)	2.4	75.8	24.9	51.0
NJR Energy Services	(17.6)	(1.6)	(16.0)	60.4	18.6	41.8
NJR Home Services/Other	4.3	3.1	1.1	(4.2)	6.2	(10.3)
Total	**($28.9)**	($12.5)	($16.4)	**$240.5**	$149.4	$91.1
Per basic share	**($0.33)**	($0.14)	($0.19)	**$2.74**	$1.73	$1.01

The sum of quarterly and annual amounts may not equal due to rounding.

Reconciliation of Non-GAAP Measures

FOCUSED

A reconciliation of NFE for the three and twelve months ended September 30, 2018 and 2017 to net income is provided below:

(Thousands)	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Twelve Months Ended September 30, 2018	Twelve Months Ended September 30, 2017
Net (loss) income*	**$ (16,255)**	$ (36,523)	**$ 233,436**	$ 132,065
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**866**	31,293	**26,770**	(11,241)
Tax effect	**(592)**	(11,845)	**(4,512)**	4,062
Effects of economic hedging related to natural gas inventory	**(7,782)**	8,878	**(22,570)**	38,470
Tax effect	**1,844**	(2,887)	**7,362**	(13,964)
Net income to NFE tax adjustment	**(6,987)**	(1,408)	**—**	—
Net financial (loss) earnings	**$ (28,906)**	$ (12,492)	**$ 240,486**	$ 149,392
Weighted Average Shares Outstanding				
Basic	**88,279**	86,513	**87,689**	86,321
Diluted	**88,279**	86,513	**88,318**	87,144
Basic (loss) earnings per share	**$ (0.18)**	$ (0.42)	**$ 2.66**	$ 1.53
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**0.01**	0.36	**0.31**	(0.13)
Tax effect	**(0.01)**	(0.13)	**(0.05)**	0.05
Effects of economic hedging related to natural gas inventory	**(0.09)**	0.10	**(0.26)**	0.45
Tax effect	**0.02**	(0.03)	**0.08**	(0.17)
Net income to NFE tax adjustment	**(0.08)**	(0.02)	**—**	—
Basic net financial (loss) earnings per share	**$(0.33)**	$ (0.14)	**$ 2.74**	$ 1.73

**Results during fiscal 2018 included an income tax benefit of $59.6 million, or $0.68 per share, due to the revaluation of deferred taxes resulting from the reduction in the federal corporate tax rate.*

Factors Supporting Future Customer Growth

FOCUSED

New Construction

2018 Building Permits Issued[1]



3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,898
1,120
1,252
526
NJNG
Monmouth
Ocean
Morris

Residential New Construction[3] = 69,100



2019 - 2021 = 15,870
2022 – Buildout = 53,230

Conversions

Equivalent Customer Cost[2]



$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.89
$2.45
$4.18
$3.93
NJNG
Fuel Oil
Propane
Electricity

Residential Conversions[4] = 101,700



Non Heat, 4,800
On Main, 30,200
Off Main, 38,800
Near Main, 27,900

1. *Source: U.S. Bureau of Census as of July 2018*
2. *Source: U.S. Energy Information Administration; as of October 29, 2018; based on 100,000 comparable BTUs*
3. *Source: A.D. Little as of September 2018 and updated annually by NJNG.*
4. *Source: NJNG as of November 2, 2018 and updated annually.*

PennEast Pipeline

- 20 percent ownership in 120-mile transmission pipeline connecting Marcellus supply to the Northeast
- Access to the lowest cost supply point in North America – benefits customers and local economies
- Approved by FERC on January 19, 2018

Next Steps

- Complete land surveys
- File NJDEP permits



Susquehanna
Tennessee
Transco
Lackawanna
UGI
Pike
Sullivan
Millennium
Central Hudson
NYSE&G
Con Ed
Sussex
Passaic
Luzerne
PennEast Pipeline
Carbon
Monroe
Columbia
Montour
Northumberland
Schuylkill
Warren
Morris
Elizabethtown
Essex
Bergen
Hunterdon
Algonquin
Somerset
Nat'l Grid
Lehigh
Northampton
Texas Eastern
Dauphin
Lebanon
Bucks
PSE&G
Middlesex
Mercer
Monmouth
NJR
Cumberland
UGI
Montgomery
Lancaster
Chester
PECO
PGW
Burlington
Ocean
York
Columbia of PA
Delaware
Delmarva
SJI



Lack of NatGas Pipelines Make NJ Pay More
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$
12/23
12/24
12/25
12/26
12/27
12/28
12/29
12/30
12/31
1/1
1/2
January 1:
1,119%
Higher Cost in NJ
Marcellus Pricing accessed by PennEast
Current NJ Pricing

SREC Hedging Strategy Stabilizes Income

FOCUSED



Hedged
Unhedged Operational and Under Construction
Thousands of SRECs
350
300
250
200
150
100
50
0
292
281
304
265
304
177
FY19
FY20
FY21

	FY19	FY20	FY21
Pct. Hedged:	**96%**	**87%**	**58%**
Average Price:	**$197**	**$191**	**$192**
Current Price:	**$221**	**$206**	**$169**

As of October 22, 2018; Source: InterContinental Exchange (ICE)

NJR Projected Cash Flows

FOCUSED

($ millions)	2018A	2019E	2020E	2021E
Cash Flow From Operations	**$398.3**	**$272.7**	**$326.6**	**$391.4**
Uses of Funds				
Capital Expenditures - NJNG/Other	($254.5)	($475.2)	($343.2)	($303.3)
Capital Expenditures - PennEast	(16.2)	(14.1)	(186.0)	(30.0)
Capital Expenditures - CEV	(123.4)	(134.4)	(104.4)	(106.4)
Capital Expenditures - Adelphia	(16.7)	(308.0)	(25.4)	0.0
Dividends	(95.8)	(104.3)	(113.8)	(123.1)
Total Uses of Funds	**($506.6)**	**($1,036.0)**	**($772.8)**	**($562.8)**
Financing Activities				
Common Stock Proceeds, Net	$58.8	$78.0	$113.0	$18.0
Debt Proceeds/Other*	48.7	685.3	333.2	153.4
Total Financing Activities	**$107.5**	**$763.3**	**$446.2**	**$171.4**

As of September 30, 2018

* Includes sale leaseback, proceeds from asset sales and PennEast project finance